UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report  (Date of earliest event reported): July 14, 1997

                        Merit Behavioral Care Corporation
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


33-80987                                                  22-3236927
(Commission                                           (IRS Employer
File Number)                                        Identification No.)


                 One Maynard Drive, Park Ridge, New Jersey    07656
              (Address of Principal Executive Offices)    (Zip Code)

                           (201) 391-8700
       (Registrant's telephone number, including area code)

                                N/A
   (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.           OTHER EVENTS

         On July 14, 1997, Merit Behavioral Care Corporation (the "Company") entered into an Agreement and Plan of Merger (the "Agreement") to acquire all of the capital stock of CMG Health, Inc. ("CMG"). Pursuant to the Agreement, the acquisition will be effected through a merger of an affiliate of the Company with CMG, as a result of which CMG will become a wholly owned subsidiary of the Company. The Agreement provides that holders of CMG's common and preferred stock will receive, in the aggregate, at closing (1) approximately $51.5 million in cash (subject to certain adjustments), (2) 750,000 shares of MBC common stock and (3) rights to receive certain additional cash and stock consideration based upon future events and the post-closing financial performance of CMG.

         The Chase Manhattan Bank, N.A. the agent for the Company's existing senior credit facility, has committed to provide the financing required to complete the acquisition. The merger is subject to certain conditions, including the approval of CMG's stockholders at a special meeting to be held in late July, the expiration of antitrust regulatory waiting periods and the funding of the financing arrangements. The owners of a number of shares of CMG's capital stock sufficient to approve the merger, including Humana and Dr. Shusterman, have executed agreements with MBC under which they have agreed to vote their shares in favor of the merger at the special meeting of CMG's stockholders.

         A copy of the Agreement and the press release issued by the Company and CMG announcing the execution of the Agreement are attached as exhibits.

 ITEM 7.          FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

                  (a)      Financial Statements of Business Acquired.

                           Not Applicable.

                  (b)      Pro Forma Financial Information.

                           Not Applicable.

                  (c)      Exhibits.

                           The following exhibits are filed with this Report on Form 8-K.

 Regulation S-K
 Exhibit Number                     Exhibit

 2.1 Agreement and Plan of Merger by and among Merit Behavioral Care Corporation, Merit Merger Corp., and CMG Health, Inc.


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                                   dated as of July 14, 1997.

2.2 Form of Stockholder Support Agreement by and between Humana, Inc. in favor of Merit Behavioral Care Corporation, Merit Merger Corp., and CMG Health, Inc. dated as of July 14, 1997.

2.3 Form of Stockholder Support Agreement, by and between an individual in favor of Merit Behavioral Care Corporation, Merit Merger Corp., and CMG Health, Inc. dated as of July 14, 1997.

10.1 Employment and Consulting Agreement by and between CMG Health, Inc., and Alan J. Shusterman dated July 14, 1997.

10.2                               Letter Agreement by and between Douglass
                                   A. Kay, M.D. and CMG Health, Inc.

99.1                               Press release dated July 15, 1997.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERIT BEHAVIORAL CARE CORPORATION


                                       /s/ Arthur H. Halper
                                       ------------------------------------
                                       Arthur H. Halper
                                       Executive Vice President and
                                       Chief Financial Officer


Date: July 18, 1997



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